UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 30, 2004

                          CITIBANK OMNI-S MASTER TRUST
             (Exact name of registrant as specified in its charter)

              New York                 000-24776           Not Applicable
  ---------------------------------    ---------     --------------------------
    (State or Other Jurisdiction       (Commission       (I.R.S. Employer
  of Incorporation or Organization)    File Number)     Identification No.)


       c/o Citi Omni-S Finance LLC
       701 East 60th Street, North
      P.O. Box 6034, MC 1251, Room A
        Sioux Falls, South Dakota                         57117
  ----------------------------------------  ---------------------------------
  (Address of Principal Executive Offices)             (Zip Code)


       Registrant's telephone number, including area code: (605) 331-2671


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.       Other Events

     On April 30, 2004, Citibank (South Dakota), National Association ("Citibank (South Dakota)"), as successor to Sears, Roebuck and Co., as Servicer, Citi Omni-S Finance LLC ("Citi Omni-S"), as successor to SRFG, Inc., as Seller, and The Bank of New York, as successor to Bank One National Association (formerly The First National Bank of Chicago), as Trustee (the "Trustee") entered into Amendment No. 7 dated as of April 30, 2004 to the Pooling and Servicing Agreement, dated as of July 31, 1994, among Citibank (South Dakota), Citi Omni-S and the Trustee.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

                  (a) Not applicable.

                  (b) Not applicable.

                  (c) Exhibits:

             The following exhibit is filed herewith:

     Exhibit 4 Amendment No. 7 dated as of April 30, 2004 to the Pooling and Servicing Agreement among Citibank (South Dakota), Citi Omni-S and the Trustee

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                          Citibank Omni-S Master Trust
                          (Registrant)

                          By: Citi Omni-S Finance LLC,
                              as Seller


                          By: /s/ Douglas C. Morrison
                              --------------------------
                              Name:  Douglas C. Morrison
                              Title: President

Dated: May 5, 2004

                                 EXHIBIT INDEX
                                 -------------
Exhibit No.
-----------
     4 Amendment No. 7 dated as of April 30, 2004 to the Pooling and Servicing Agreement among Citibank (South Dakota), Citi Omni-S and the Trustee